SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: October 18, 2002

(Date of earliest event reported)

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	333-83930	56-1643598

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

301 South College Street, Charlotte, North Carolina	28288-0166

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 374-6161

ITEM 5. OTHER EVENTS.

     Attached are certain structural and collateral term sheets (the “Term Sheets”) furnished to the Registrant by Wachovia Securities, Inc., and Nomura Securities International, Inc. (the “Underwriters”), in respect of the Registrant’s proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2002-C2 (the “Certificates”). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”). The Certificates will be registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-83930) (the “Registration Statement”). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

     The Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Term Sheets.

     Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99     Term Sheets.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ William J. Cohane

Name: William J. Cohane
Title: Vice President

Date: October 21, 2002

Exhibit Index

Item 601(a) of
Regulation S-K
Exhibit No.	Description	Page

99	Term Sheets.